UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Dividend Income Fund

February 29, 2012

	Number of
	Shares	Value
Common Stock – 55.68%
Consumer Discretionary – 3.52%
Bayerische Motoren Werke	2,067	$191,165
Comcast Class A	225,200	6,616,375
†DIRECTV Class A	6,350	294,132
Don Quijote	5,700	196,837
Hyundai Home Shopping Network	1,472	190,691
Lowe's	213,500	6,059,130
PPR	676	114,899
Publicis Groupe	2,423	132,540
Sumitomo Rubber Industries	8,255	103,892
Techtronic Industries	138,000	166,892
Toyota Motor	7,200	297,177
Yue Yuen Industrial Holdings	72,000	247,855
		14,611,585
Consumer Staples – 6.96%
Archer-Daniels-Midland	175,900	5,488,080
Aryzta	6,269	311,077
Carlsberg Class B	2,620	206,229
Coca-Cola Amatil	16,185	208,214
CVS Caremark	131,700	5,939,670
Greggs	27,181	236,505
Kimberly-Clark	73,400	5,349,392
Kraft Foods Class A	143,700	5,470,659
*Safeway	255,800	5,486,910
Tesco	42,008	211,225
		28,907,961
Diversified REITs – 0.56%
Kenedix Realty Investment	300	1,033,401
Kiwi Income Property Trust	484,962	410,279
Lexington Reality Trust	33,000	285,450
Mapletree Logistics Trust	807,000	580,576
		2,309,706
Energy – 6.44%
Banpu NVDR	5,289	113,298
Chevron	50,300	5,488,736
CNOOC	111,000	254,740
ConocoPhillips	85,400	6,537,370
Enterprise Products Partners	19,200	996,096
Marathon Oil	193,000	6,540,770
Petroleo Brasileiro ADR	8,224	234,302
Subsea 7	9,285	223,104
Total	5,326	297,898
Williams	168,500	5,034,780
†WPX Energy	56,166	1,019,975
		26,741,069
Financials – 7.46%
Allstate	195,600	6,147,708
AXA	9,764	157,439
Bank of New York Mellon	269,100	5,949,801
Blackstone Group	139,000	2,171,180
†Home Loan Servicing Solution	73,805	1,000,796
JPMorgan Chase	38,500	1,510,740
Marsh & McLennan	170,700	5,325,840
Mitsubishi UFJ Financial Group	53,300	275,401
Nordea Bank	24,968	240,705
NYSE Euronext	88,900	2,646,553
Standard Chartered	10,793	277,699
Travelers	91,000	5,275,270
		30,979,132
Healthcare – 8.15%
†Alliance HealthCare Services	29,989	40,785
Baxter International	105,300	6,121,089
Cardinal Health	125,100	5,197,905
Johnson & Johnson	82,100	5,343,068
Meda Class A	15,909	150,246
Merck	148,200	5,656,794

Novartis	4,074	221,923
Pfizer	247,538	5,223,052
Quest Diagnostics	90,500	5,253,525
Sanofi	3,140	232,178
Teva Pharmaceutical Industries ADR	8,813	394,911
		33,835,476
Healthcare REITs – 0.52%
Cogdell Spencer	35,700	151,011
HCP	17,215	679,993
Omega Healthcare Investors	32,300	657,951
Ventas	11,700	654,264
		2,143,219
Hotel REITs – 0.29%
Ashford Hospitality Trust	64,200	541,848
Host Hotels & Resorts	42,900	676,962
		1,218,810
Industrial REITs – 0.24%
EastGroup Properties	12,100	583,099
ProLogis	12,800	430,848
		1,013,947
Industrials – 4.92%
ABB ADR	64,800	1,327,752
Alstom	5,482	236,156
Cie de Saint-Gobain	2,248	106,722
Copa Holdings Class A	2,357	168,690
†Delta Air Lines	123	1,207
Deutsche Post	14,165	248,781
East Japan Railway	4,146	265,740
†Flextronics International	19,100	134,655
ITOCHU	19,689	224,055
Koninklijke Philips Electronics	2,609	54,754
Northrop Grumman	92,800	5,550,368
Raytheon	114,900	5,804,748
Teleperformance	10,284	275,277
Vallourec	2,274	160,087
Waste Management	168,200	5,883,637
		20,442,629
Information Technology – 5.68%
†CGI Group Class A	23,659	506,236
Cisco Systems	289,500	5,755,260
Intel	217,000	5,832,960
Motorola Solutions	113,142	5,634,472
Nokia	37,484	196,726
*†Sohu.com	2,272	112,100
Xerox	672,500	5,534,675
		23,572,429
Mall REITs – 0.57%
Macerich	10,600	572,294
Simon Property Group	8,963	1,214,307
Taubman Centers	8,500	587,095
		2,373,696
Materials – 1.66%
†AuRico Gold	25,262	247,554
duPont (E.I.) deNemours	113,500	5,771,475
Lafarge	1,905	88,586
†∏=PT Holdings	1,110	11
Rexam	45,338	299,367
Rio Tinto	3,505	199,822
Yamana Gold	17,415	302,258
		6,909,073
Mixed REITs – 0.30%
Liberty Property Trust	9,400	318,848
Mission West Properties	38,254	382,540
PS Business Parks	8,500	530,570
		1,231,958
Multifamily REITs – 0.66%
American Campus Communities	11,000	452,650
Apartment Investment & Management	22,450	557,658
Camden Property Trust	7,000	434,000
Colonial Properties Trust	13,600	279,072
Education Realty Trust	32,500	334,100
Equity Residential	12,200	694,058
		2,751,538
Office REITs – 1.03%
Alexandria Real Estate Equities	5,900	422,971
Alstria Office REIT	62,453	700,464

*Highwoods Properties	26,500	848,000
Japan Real Estate Investment	100	883,312
Kilroy Realty	10,200	447,168
Nippon Building Fund	100	958,356
		4,260,271
Self-Storage REIT – 0.14%
Extra Space Storage	22,500	593,325
		593,325
Shopping Center REITs – 0.86%
Excel Trust	56,706	679,905
*First Capital Realty	60,947	1,102,754
Kimco Realty	33,500	615,730
Lippo Malls Indonesia Retail Trust	1,836,900	579,996
Westfield Group	61,100	575,765
		3,554,150
Single Tenant REIT – 0.32%
National Retail Properties	50,000	1,332,500
		1,332,500
Telecommunications – 3.49%
AT&T	182,400	5,579,615
†=Century Communications	1,625,000	0
CenturyLink	48,200	1,940,050
†GeoEye	2,450	49,662
Mobile TeleSystems ADR	9,867	180,073
Telstra	300,433	1,062,861
Verizon Communications	138,800	5,289,668
Vivendi	9,793	210,282
Vodafone Group	72,909	196,406
		14,508,617
Utilities – 1.91%
Dominion Resources	29,200	1,473,724
Duke Energy	25,100	525,092
Edison International	134,000	5,610,580
†GenOn Energy	1,270	3,124
National Grid	30,281	308,998
		7,921,518
Total Common Stock (cost $206,669,071)		231,212,609

Convertible Preferred Stock – 2.62%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	20,300	1,232,007
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	22,227	1,184,977
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	753	807,593
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	39,900	1,832,207
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	1,753	1,742,482
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	1,900	1,540,900
PPL 9.50% exercise price $28.80, expiration date 7/1/13	27,300	1,512,693
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	8,190	1,045,761
Total Convertible Preferred Stock (cost $11,165,990)		10,898,620

	Principal
	Amount
Commercial Mortgage-Backed Securities – 0.80%
Bank of America Merrill Lynch Commercial Mortgage Securities Series 2006-4 A4 5.634% 7/10/46	$1,000,000	1,134,369
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46	250,000	258,562
•#Goldman Sachs Mortgage Securities II Series 2010-C1 C 144A 5.635% 8/10/43	200,000	207,283
•Morgan Stanley Capital I Series 2007-T27 A4 5.638% 6/11/42	1,000,000	1,157,981
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A 144A 4.375% 3/15/44	500,000	544,490
Total Commercial Mortgage-Backed Securities (cost $2,958,684)		3,302,685

Convertible Bonds – 11.35%
Capital Goods – 1.50%
AAR
1.75% exercise price $29.04, expiration date 1/1/26	926,000	957,253
#144A 1.75% exercise price $29.04, expiration date 1/1/26	1,150,000	1,188,813
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35	1,570,000	1,548,413
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	2,554,000	2,534,844
		6,229,323
Communications – 1.68%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	2,400,000	1,769,999
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	1,320,000	973,500
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	1,709,000	1,632,095
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	912,000	995,220
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	960,000	1,582,800
		6,953,614
Consumer Cyclical – 0.89%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	2,441,000	1,955,851

Pantry 3.00% exercise price $50.09, expiration date 11/15/12	1,755,000	1,750,613
		3,706,464
Consumer Non-Cyclical – 1.64%
Alere 3.00% exercise price $43.98, expiration date 5/15/16	1,078,000	1,068,568
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	875,000	733,906
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	551,000	525,516
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	1,000,000	1,056,250
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	1,012,000	1,908,885
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	55,000	54,175
2.75% exercise price $42.13, expiration date 6/30/17	1,674,000	1,450,103
		6,797,403
Energy – 0.16%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	1,082,000	654,610
		654,610
Financials – 1.41%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	1,558,000	1,659,269
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	1,378,000	1,341,828
MGIC Investment 5.00% exercise price $13.44, expiration date 4/27/17	803,000	608,273
PHH
4.00% exercise price $20.50, expiration date 4/15/12	745,000	748,725
4.00% exercise price $25.80, expiration date 9/1/14	1,600,000	1,498,000
		5,856,095
Industrial – 0.31%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	1,184,000	1,302,400
		1,302,400
Services – 0.91%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	2,402,000	2,272,893
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	1,413,000	1,518,975
		3,791,868
Technology – 2.85%
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	1,302,000	1,332,923
6.00% exercise price $28.08, expiration date 4/30/15	962,000	1,002,885
#144A 6.00% exercise price $28.08, expiration date 4/30/15	660,000	688,050
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	1,046,000	1,008,083
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	1,141,000	1,236,559
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	742,000	1,352,295
Φ*Hologic 2.00% exercise price $38.59, expiration date 12/15/37	1,606,000	1,601,984
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	1,912,000	2,050,619
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	1,252,000	1,565,000
		11,838,398
Total Convertible Bonds (cost $47,088,271)		47,130,175

Corporate Bonds – 20.25%
Automotive – 0.78%
American Axle & Manufacturing
*7.75% 11/15/19	310,000	332,088
7.875% 3/1/17	100,000	104,000
ArvinMeritor 8.125% 9/15/15	434,000	447,020
Chrysler Group 8.25% 6/15/21	1,160,000	1,177,400
Ford Motor Credit 12.00% 5/15/15	170,000	215,040
Goodyear Tire & Rubber 7.00% 5/15/22	80,000	81,400
#International Automotive Components Group 144A 9.125% 6/1/18	420,000	375,900
#Jaguar Land Rover 144A 8.125% 5/15/21	490,000	508,375
		3,241,223
Banking – 0.75%
*BAC Capital Trust VI 5.625% 3/8/35	835,000	770,036
•Fifth Third Capital Trust IV 6.50% 4/15/37	640,000	638,400
•#HBOS Capital Funding 144A 6.071% 6/29/49	1,014,000	730,080
•Regions Financial Trust II 6.625% 5/15/47	1,045,000	961,400
		3,099,916
Basic Industry – 2.98%
AK Steel 7.625% 5/15/20	351,000	354,949
#Algoma Acquisition 144A 9.875% 6/15/15	458,000	417,925
#APERAM 144A 7.75% 4/1/18	275,000	262,625
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	485,000	446,200
#FMG Resources August 2006 144A
6.875% 2/1/18	300,000	318,000
7.00% 11/1/15	345,000	366,563
Headwaters 7.625% 4/1/19	462,000	445,830
Hexion US Finance 9.00% 11/15/20	275,000	270,875
Immucor 11.125% 8/15/19	405,000	448,538
*#Ineos Group Holdings 144A 8.50% 2/15/16	1,365,000	1,252,387
Interface 7.625% 12/1/18	348,000	382,365

#International Wire Group Holdings 144A 9.75% 4/15/15	409,000	428,693
#JMC Steel Group 144A 8.25% 3/15/18	490,000	513,888
#Kinove German Bondco 144A 9.625% 6/15/18	510,000	524,025
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	490,000	505,925
#LyondellBasell Industries 144A 6.00% 11/15/21	240,000	264,600
#MacDermid 144A 9.50% 4/15/17	565,000	594,662
#Masonite International 144A 8.25% 4/15/21	475,000	511,813
#Millar Western Forest Products 144A 8.50% 4/1/21	340,000	257,550
*Momentive Performance Materials 9.00% 1/15/21	910,000	844,024
#Murray Energy 144A 10.25% 10/15/15	361,000	370,025
Norcraft 10.50% 12/15/15	534,000	473,925
Nortek 8.50% 4/15/21	510,000	495,975
Ply Gem Industries 13.125% 7/15/14	421,000	418,895
@=PT Holdings 12.431% 8/27/12	347,310	158,026
Ryerson
•7.922% 11/1/14	239,000	225,855
12.00% 11/1/15	387,000	400,545
#Taminco Global Chemical 144A 9.75% 3/31/20	410,000	430,500
		12,385,183
Capital Goods – 1.21%
Berry Plastics
9.75% 1/15/21	412,000	442,900
10.25% 3/1/16	315,000	327,600
#DAE Aviation Holdings 144A 11.25% 8/1/15	466,000	486,970
Kratos Defense & Security Solutions 10.00% 6/1/17	425,000	460,063
*Manitowoc 9.50% 2/15/18	414,000	465,750
Mueller Water Products 7.375% 6/1/17	240,000	237,600
Pregis 12.375% 10/15/13	452,000	441,830
#Reynolds Group Issuer 144A
8.25% 2/15/21	100,000	96,000
9.00% 4/15/19	710,000	713,549
9.875% 8/15/19	665,000	688,275
#Sealed Air 144A
8.125% 9/15/19	105,000	119,175
8.375% 9/15/21	145,000	166,750
TriMas 9.75% 12/15/17	321,000	357,113
		5,003,575
Communications – 2.06%
#Clearwire Communications 144A 12.00% 12/1/15	785,000	767,337
#Columbus International 144A 11.50% 11/20/14	570,000	621,300
Cricket Communications 7.75% 10/15/20	486,000	485,393
#Digicel Group 144A
8.875% 1/15/15	110,000	112,475
10.50% 4/15/18	430,000	473,000
Hughes Satellite Systems 7.625% 6/15/21	390,000	425,100
#Integra Telecom Holdings 144A 10.75% 4/15/16	360,000	314,100
Intelsat Bermuda
11.25% 2/4/17	665,000	687,443
PIK 11.50% 2/4/17	450,469	465,109
Intelsat Jackson Holdings 7.25% 10/15/20	12,000	12,660
Level 3 Communications 11.875% 2/1/19	240,000	274,200
Level 3 Financing 10.00% 2/1/18	437,000	483,978
NII Capital 7.625% 4/1/21	240,000	246,600
PAETEC Holding 9.875% 12/1/18	310,000	348,750
Satmex Escrow 9.50% 5/15/17	240,000	250,800
Sprint Capital 8.75% 3/15/32	259,000	231,805
Sprint Nextel
8.375% 8/15/17	390,000	384,150
#144A 9.125% 3/1/17	480,000	483,600
Telesat Canada 12.50% 11/1/17	291,000	325,920
West 7.875% 1/15/19	480,000	521,400
#Wind Acquisition Finance 144A
7.25% 2/15/18	200,000	195,500
11.75% 7/15/17	420,000	432,600
		8,543,220
Consumer Cyclical – 1.17%
Brown Shoe 7.125% 5/15/19	385,000	379,225
Burlington Coat Factory Warehouse 10.00% 2/15/19	655,000	675,469
CKE Restaurants 11.375% 7/15/18	158,000	180,910
Dave & Buster's 11.00% 6/1/18	377,000	403,390
DineEquity 9.50% 10/30/18	625,000	692,187
Michaels Stores
11.375% 11/1/16	145,000	154,411
13.00% 11/1/16	280,000	298,539
OSI Restaurant Partners 10.00% 6/15/15	465,000	484,181
Quiksilver 6.875% 4/15/15	683,000	688,122

#Rite Aid 144A 9.25% 3/15/20	440,000	446,600
Tops Holding 10.125% 10/15/15	417,000	451,924
		4,854,958
Consumer Non-Cyclical – 0.79%
#Armored Autogroup 144A 9.25% 11/1/18	166,000	140,270
*Dean Foods 7.00% 6/1/16	346,000	357,245
Del Monte 7.625% 2/15/19	462,000	465,465
#JBS USA 144A 8.25% 2/1/20	420,000	434,700
NBTY 9.00% 10/1/18	589,000	649,372
Pinnacle Foods Finance 10.625% 4/1/17	546,000	579,784
Visant 10.00% 10/1/17	267,000	246,975
#Viskase 144A 9.875% 1/15/18	393,000	414,615
		3,288,426
Energy – 2.48%
American Petroleum Tankers Parent 10.25% 5/1/15	304,000	319,200
Antero Resources Finance 9.375% 12/1/17	420,000	464,100
Calumet Specialty Products Partners 9.375% 5/1/19	675,000	707,062
Chaparral Energy 8.25% 9/1/21	705,000	786,074
Chesapeake Energy
6.625% 8/15/20	367,000	385,350
6.875% 11/15/20	52,000	54,860
Comstock Resources 7.75% 4/1/19	593,000	551,490
Copano Energy
7.125% 4/1/21	165,000	175,725
7.75% 6/1/18	220,000	234,300
Crosstex Energy 8.875% 2/15/18	321,000	349,890
#Hercules Offshore 144A 10.50% 10/15/17	347,000	360,013
#Hilcorp Energy I 144A 8.00% 2/15/20	385,000	425,425
Holly 9.875% 6/15/17	236,000	264,910
#Holly Energy Partners 144A 6.50% 3/1/20	125,000	127,969
#Kodiak Oil & Gas 144A 8.125% 12/1/19	410,000	439,213
Laredo Petroleum 9.50% 2/15/19	510,000	564,825
Linn Energy
#144A 6.50% 5/15/19	220,000	225,500
8.625% 4/15/20	276,000	307,740
#NFR Energy 144A 9.75% 2/15/17	802,000	641,600
Oasis Petroleum 7.25% 2/1/19	380,000	404,700
Offshore Group Investments 11.50% 8/1/15	385,000	431,200
Petroleum Development 12.00% 2/15/18	401,000	439,095
Pioneer Drilling
9.875% 3/15/18	277,000	297,775
#144A 9.875% 3/15/18	265,000	284,875
Quicksilver Resources 9.125% 8/15/19	405,000	410,063
#Samson Investment 144A 9.75% 2/15/20	420,000	442,575
SandRidge Energy 7.50% 3/15/21	215,000	218,225
		10,313,754
Financials – 0.54%
E Trade Financial PIK 12.50% 11/30/17	405,000	473,850
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	355,000	247,385
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	818,000	597,140
Nuveen Investments
10.50% 11/15/15	675,000	708,750
#144A 10.50% 11/15/15	207,000	216,315
		2,243,440
Healthcare – 1.07%
Accellent 10.00% 11/1/17	262,000	221,390
Alere 9.00% 5/15/16	375,000	397,500
#AMGH Merger Sub 144A 9.25% 11/1/18	460,000	499,675
Community Health Systems
#144A 8.00% 11/15/19	215,000	228,975
8.875% 7/15/15	268,000	281,400
HealthSouth 7.75% 9/15/22	95,000	103,788
#inVentiv Health 144A 10.00% 8/15/18	392,000	356,720
#Kinetic Concepts 144A
10.50% 11/1/18	130,000	136,500
12.50% 11/1/19	310,000	302,250
LVB Acquisition 11.625% 10/15/17	426,000	467,003
#Multiplan 144A 9.875% 9/1/18	471,000	514,272
#PSS World Medical 144A 6.375% 3/1/22	165,000	172,425
Radnet Management 10.375% 4/1/18	307,000	295,104
#STHI Holding 144A 8.00% 3/15/18	435,000	465,450
		4,442,452
Insurance – 0.74%
•American International Group 8.175% 5/15/58	711,000	756,326
•ING Groep 5.775% 12/29/49	1,180,000	1,020,700
•#Liberty Mutual Group 144A 7.00% 3/15/37	678,000	600,030

•XL Group 6.50% 12/31/49	783,000	671,423
		3,048,479
Media – 1.86%
Affinion Group 7.875% 12/15/18	457,000	411,300
#AMC Networks 144A 7.75% 7/15/21	485,000	543,200
#AMO Escrow 144A 11.50% 12/15/17	158,000	144,570
Cablevision Systems 8.00% 4/15/20	392,000	441,980
CCO Holdings
7.00% 1/15/19	45,000	48,825
8.125% 4/30/20	349,000	392,625
Clear Channel Communications 9.00% 3/1/21	952,000	880,599
#Clear Channel Worldwide Holdings 144A 7.625% 3/15/20	355,000	355,000
DISH DBS 7.875% 9/1/19	290,000	342,200
Entravision Communications 8.75% 8/1/17	275,000	292,188
MDC Partners
11.00% 11/1/16	389,000	425,955
#144A 11.00% 11/1/16	235,000	254,975
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	196,000
Nexstar Broadcasting 8.875% 4/15/17	371,000	398,825
#ONO Finance II 144A 10.875% 7/15/19	845,000	766,838
#Univision Communications 144A 8.50% 5/15/21	660,000	658,350
#UPC Holding 144A 9.875% 4/15/18	480,000	535,200
#Videotron Ltee 144A 5.00% 7/15/22	210,000	210,000
Virgin Media Finance 8.375% 10/15/19	380,000	433,200
		7,731,830
Service – 2.17%
Beazer Homes USA 9.125% 5/15/19	542,000	464,765
#Caesars Operating Escrow 144A 8.50% 2/15/20	125,000	127,813
Cardtronics 8.25% 9/1/18	110,000	121,825
Casella Waste Systems 7.75% 2/15/19	505,000	505,000
#Chester Downs & Marina 144A 9.25% 2/1/20	220,000	231,000
#Delta Air Lines 144A 12.25% 3/15/15	354,000	383,205
#Equinox Holdings 144A 9.50% 2/1/16	433,000	463,310
Harrah's Operating 10.00% 12/15/18	355,000	276,013
Kansas City Southern de Mexico
6.125% 6/15/21	230,000	250,700
8.00% 2/1/18	243,000	271,553
M/I Homes 8.625% 11/15/18	711,000	689,669
*Marina District Finance 9.875% 8/15/18	147,000	140,385
MGM Resorts International 11.375% 3/1/18	940,000	1,113,899
#NCL 144A 9.50% 11/15/18	80,000	84,550
Peninsula Gaming 10.75% 8/15/17	440,000	485,650
PHH 9.25% 3/1/16	390,000	393,900
*Pinnacle Entertainment 8.75% 5/15/20	354,000	376,125
RSC Equipment Rental
8.25% 2/1/21	405,000	431,325
10.25% 11/15/19	21,000	23,625
#ServiceMaster 144A 8.00% 2/15/20	110,000	116,600
#Seven Seas Cruises 144A 9.125% 5/15/19	630,000	652,050
Standard Pacific 10.75% 9/15/16	221,000	254,979
Swift Services Holdings 10.00% 11/15/18	160,000	175,800
#Swift Transportation 144A 12.50% 5/15/17	174,000	186,906
#United Air Lines 144A 12.00% 11/1/13	553,000	588,945
#UR Financing Escrow 144A
5.75% 7/15/18	85,000	87,550
7.625% 4/15/22	120,000	124,500
		9,021,642
Technology – 1.20%
Advanced Micro Devices 7.75% 8/1/20	410,000	456,638
Aspect Software 10.625% 5/15/17	152,000	164,540
Avaya
*9.75% 11/1/15	80,000	80,400
PIK 10.125% 11/1/15	535,000	539,013
CDW 12.535% 10/12/17	625,000	684,374
First Data 11.25% 3/31/16	1,327,000	1,263,967
GXS Worldwide 9.75% 6/15/15	444,000	445,110
iGate 9.00% 5/1/16	465,000	508,013
MagnaChip Semiconductor 10.50% 4/15/18	283,000	313,776
Seagate HDD Cayman 7.75% 12/15/18	475,000	536,750
		4,992,581
Utilities – 0.45%
AES 8.00% 6/1/20	53,000	62,408
#Calpine 144A
7.50% 2/15/21	280,000	305,200
7.875% 1/15/23	185,000	202,575
Elwood Energy 8.159% 7/5/26	477,570	474,584

GenOn Energy 9.875% 10/15/20	195,000	183,788
Mirant Americas 8.50% 10/1/21	345,000	315,675
•Puget Sound Energy 6.974% 6/1/67	323,000	323,466
		1,867,696
Total Corporate Bonds (cost $81,411,081)		84,078,375

Leveraged Non-Recourse Security – 0.00%
w@#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security (cost $1,105,000)		0

«Senior Secured Loans – 0.47%
Brock Holdings III 10.00% 2/15/18	160,000	154,667
Dynegy 1st Lien 9.25% 7/11/16	214,463	222,022
PQ 6.74% 7/30/15	720,000	678,420
@SandRidge Energy 5.00% 2/2/17	445,000	445,000
Texas Competitive Electric Holdings 3.76% 10/10/14	725,000	444,215
Total Senior Secured Loans (cost $2,023,129)		1,944,324

	Number of
	Shares
Exchange-Traded Funds – 0.76%
iShares MSCI Germany Index Fund	46,800	1,074,060
*ProShares UltraShort Real Estate	32,300	1,045,551
†SPDR Gold Trust	6,200	1,018,598
Total Exchange-Traded Funds (cost $3,150,393)		3,138,209

Preferred Stock – 0.83%
#Ally Financial 144A 7.00%	600	520,650
w@=#†Auction Pass Through Trust Series 2007-6 144A 0.00%	100,000	0
@Cogdell Spencer 8.50%	45,300	1,143,825
DDR 7.50%	10,850	273,529
†Freddie Mac 6.02%	36,000	39,690
•GMAC Capital Trust I 8.125%	17,000	399,160
=†PT Holdings	222	0
SL Green Realty 7.625%	13,400	340,360
Vornado Realty Trust 6.625%	28,800	732,096
Total Preferred Stock (cost $4,221,428)		3,449,310

Warrant – 0.00%
@=∏Port Townsend	222	2
Total Warrant (cost $5,328)		2

	Principal
	Amount
Short-Term Investments – 3.24%
≠Discount Notes – 0.34%
Fannie Mae 0.01% 3/7/12	$497,170	497,169
Federal Home Loan Bank 0.02% 3/21/12	902,307	902,302
		1,399,471
Repurchase Agreements – 2.51%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $1,645,862
(collateralized by U.S. Government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $1,678,773)	1,645,856	1,645,856

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $8,777,178
(collateralized by U.S. Government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $8,952,687)	8,777,144	8,777,144
		10,423,000

≠U.S. Treasury Obligation – 0.39%
U.S. Treasury Bill 0.016% 3/1/12	1,623,982	1,623,982
		1,623,982
Total Short-Term Investments (cost $13,446,448)		13,446,453

Total Value of Securities Before Securities Lending Collateral – 96.00%
(cost $373,244,823)		398,600,762
	Number of
	Shares
Securities Lending Collateral** – 0.16%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	287,986	276,400
Delaware Investments Collateral Fund No. 1	407,945	407,945
†@Mellon GSL Reinvestment Trust II	704,271	0
Total Securities Lending Collateral (cost $1,400,202)		684,345

Total Value of Securities – 96.16%
(cost $374,645,025)	399,285,107	©
Obligation to Return Securities Lending Collateral** – (0.34%)	(1,400,202)
Receivables and Other Assets Net of Liabilities – 4.18%	17,366,809	«
Net Assets Applicable to 39,089,372 Shares Outstanding – 100.00%	$415,251,714

†Non income producing security.
*Fully or partially on loan.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 29, 2012, the aggregate amount of the restricted securities was $13, which represented 0.00% of the Fund's net assets. See Note 5 in "Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 29, 2012, the aggregate value of fair valued securities was $158,039, which represented 0.04% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2012, the aggregate value of Rule 144A securities was $44,946,152, which represented 10.82% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of February 29, 2012. Interest rates reset periodically.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 29, 2012.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $1,746,853, which represented 0.42% of the Fund’s net assets. See Note 5 in “Notes."
«Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 29, 2012.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in "Notes” for additional information on securities lending collateral.
©Includes $1,353,043 of securities loaned.
«Includes foreign currency valued at $638,825 with a cost of $637,766.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at February 29, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
MNB	AUD	(109,994)	USD	118,056	3/2/12	$165
MNB	CAD	(598,717)	USD	599,556	3/1/12	(5,286)
MNB	CHF	(275,705)	USD	306,407	3/2/12	1,704
MNB	DKK	(655,744)	USD	118,133	3/2/12	636
MNB	EUR	(190,018)	USD	254,510	3/1/12	1,396
MNB	EUR	(975,423)	USD	1,306,482	3/2/12	7,159
MNB	GBP	(543,297)	USD	858,790	3/2/12	(5,420)
MNB	HKD	(2,846,420)	USD	367,010	3/1/12	20
MNB	JPY	(62,819,475)	USD	778,239	3/2/12	5,396
MNB	KRW	(124,873,912)	USD	111,127	3/2/12	(419)
MNB	NOK	(707,315)	USD	126,505	3/2/12	(34)
MNB	SEK	(1,489,746)	USD	225,764	3/2/12	673
MNB	SGD	(9,038)	USD	7,228	3/1/12	3
MNB	THB	(1,914,975)	USD	63,169	3/2/12	(127)
						$5,866

Futures Contract

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
(120) S&P 500 EMINI	$(7,841,660)	$(8,186,400)	3/17/12	$(344,740)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	$1,940,000	5.00%	12/20/16	$(144,153)
CITI	CDX.NA.HY.17	1,940,000	5.00%	12/20/16	(148,705)
GSC	CDX.NA.HY.17	2,425,000	5.00%	12/20/16	(204,004)
JPMC	CDX.NA.HY.17	1,940,000	5.00%	12/20/16	(150,934)
Total					$(647,796)

The use of foreign currency exchange contracts, futures contract and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
ADR – American Depositary Receipt
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
CAD – Canadian Dollar
CDS – Credit Default Swap
CHF – Swiss Franc
CITI – Citigroup Global Markets
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HKD – Hong Kong Dollar
JPMC –JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MNB – Mellon National Bank
NOK – Norwegian Krone
NVDR – Non-Voting Depositary Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thailand Baht
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Dividend Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008–November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 29, 2012.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$387,226,428
Aggregate unrealized appreciation	$36,126,196
Aggregate unrealized depreciation	(24,067,517)
Net unrealized appreciation	$12,058,679

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $149,893,736 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $95,144,686 expires in 2016 and $54,749,050 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed
Securities	$-	$3,302,685	$-	$3,302,685
Common Stock	231,212,598	-	11	231,212,609
Corporate Debt	3,064,215	140,384,253	603,026	144,051,494
Investment Companies	3,138,209	-	-	3,138,209
Other	2,888,970	560,340	2	3,449,312
Short-Term Investments	-	13,446,453	-	13,446,453
Securities Lending Collateral	-	684,345	-	684,345
Total	$240,303,992	$158,378,076	$603,039	$399,285,107

Foreign Currency Exchange Contracts	$-	$5,866	$-	$5,866
Futures Contracts	$(344,740)	$-	$-	$(344,740)
Swap Contracts	$-	$(647,796)	$-	$(647,796)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Common	Security
	Debt	Stock	Lending	Other	Total
Balance as of 11/30/11	$154,632	$11	$ -	$2	$154,645
Purchases	448,394	-	-	-	448,394
Balance as of 2/29/12	$603,026	$11	$ -	$2	$603,039

Net change in unrealized
appreciation (depreciation)
from investments
still held as of 2/29/12	$-	$-	$ -	$-	$-

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments and Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Future Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended February 29, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; to earn income as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No written options contracts were outstanding at February 29, 2012.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended February 29, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At February 29, 2012, the net unrealized depreciation of credit default swaps was $647,796. If a credit event had occurred for all open swap transactions where collateral posting was required as of February 29, 2012, the Fund would have received $8,245,000 less the value of the contracts’ related reference obligations. The Fund received securities collateral of $141,000 and cash collateral of $306,000 for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At February 29, 2012, the value of securities on loan was $1,353,043, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $684,345. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral”.

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB- or lower by Standard & Poor’s and Baa3 or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 29, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund's schedule of investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Core Fund

February 29, 2012

	Number of
	Shares	Value
Common Stock – 97.02%
Basic Materials – 4.74%
Boise	59,900	$492,977
†Castle (A.M.)	46,300	530,135
†Coeur d'Alene Mines	19,600	557,424
†Ferro	59,100	328,005
Innophos Holdings	5,700	287,166
Koppers Holdings	9,720	365,764
Silgan Holdings	15,060	640,351
†TPC Group	13,800	479,412
		3,681,234
Business Services – 4.20%
†CRA International	12,920	307,625
†FTI Consulting	9,900	396,693
†Kforce	43,550	614,055
McGrath RentCorp	11,380	361,315
†TeleTech Holdings	31,600	482,532
U.S. Ecology	23,480	443,068
United Stationers	22,600	656,304
		3,261,592
Capital Goods – 12.01%
AAON	27,325	506,879
Acuity Brands	10,120	629,363
Applied Industrial Technologies	21,340	857,228
Barnes Group	25,000	692,500
†Chart Industries	9,934	679,386
†Columbus McKinnon	29,120	484,848
†Ducommun	8,500	129,795
†ESCO Technologies	13,300	476,007
†Esterline Technologies	12,800	831,360
Granite Construction	13,100	374,660
†Kadant	20,800	454,272
Lufkin Industries	7,180	571,815
†MYR Group	26,100	522,783
†Rofin-Sinar Technologies	12,900	302,634
†Tetra Tech	18,600	456,816
†Titan Machinery	21,650	567,014
Triumph Group	8,200	523,160
†Tutor Perini	17,280	272,678
		9,333,198
Communication Services – 1.82%
Atlantic Tele-Network	8,684	332,771
†InterXion Holding	16,591	261,806
NTELOS Holdings	16,775	390,019
†RigNet	25,400	431,800
		1,416,396
Consumer Discretionary – 5.34%
DSW Class A	12,000	676,800
†G-III Apparel Group	22,400	558,208
†Iconix Brand Group	37,100	673,736
Jones Group	15,900	156,615
†Jos. A. Bank Clothiers	13,550	697,690

†Perry Ellis International	28,700	500,241
†Steven Madden	20,500	885,190
		4,148,480
Consumer Services – 4.86%
†AFC Enterprises	43,500	695,565
†Bally Technologies	7,940	340,944
†Buffalo Wild Wings	6,720	581,213
CEC Entertainment	13,210	504,094
†Cheesecake Factory	12,900	382,356
†Jack in the Box	23,680	564,768
†Shuffle Master	48,300	705,179
		3,774,119
Consumer Staples – 3.97%
Casey's General Stores	16,300	835,049
*†Fresh Market	10,089	454,207
J&J Snack Foods	11,800	592,006
†Prestige Brands Holdings	24,700	407,550
†Susser Holdings	31,550	799,477
		3,088,289
Credit Cyclicals – 1.34%
Cooper Tire & Rubber	23,300	386,780
†Tenneco	17,000	654,500
		1,041,280
Energy – 5.03%
Berry Petroleum Class A	13,300	717,668
Bristow Group	14,350	677,464
†Carrizo Oil & Gas	22,300	628,191
*†Key Energy Services	25,000	426,500
†Pioneer Drilling	61,000	607,560
†Rosetta Resources	10,200	520,608
†Swift Energy	10,900	327,327
		3,905,318
Financials – 11.86%
Alterra Capital Holdings	27,350	627,956
American Equity Investment Life Holding	54,400	658,239
†BBCN Bancorp	35,200	360,800
Cardinal Financial	39,700	426,775
City Holding	11,950	409,527
Dime Community Bancshares	35,600	495,552
Flushing Financial	40,100	519,295
Home BancShares	17,700	446,040
@Independent Bank	18,200	500,318
Park National	9,100	626,444
†Piper Jaffray	16,800	412,944
Primerica	22,900	572,958
ProAssurance	5,930	520,417
Prosperity Bancshares	12,600	551,124
Susquehanna Bancshares	61,700	571,959
†Texas Capital Bancshares	13,300	450,737
Trustmark	18,000	424,440
Webster Financial	29,100	636,708
		9,212,233
Healthcare – 12.71%
†Acorda Therapeutics	18,600	486,576
†Air Methods	7,800	703,794
†Align Technology	29,370	752,165
†Alkermes	44,330	780,650
†Catalyst Health Solutions	11,390	706,408
CONMED	17,540	523,394
†CryoLife	50,500	275,225
†Greenway Medical Technologies	15,417	228,172
†Haemonetics	8,700	583,161

†ICON ADR	22,600	478,668
*†Incyte	33,600	569,856
†Merit Medical Systems	42,987	538,197
†Onyx Pharmaceuticals	18,190	697,041
Quality Systems	13,500	578,745
*†Quidel	33,400	473,612
†Salix Pharmaceuticals	8,900	438,948
†Spectrum Pharmaceuticals	35,600	505,164
*West Pharmaceutical Services	13,410	557,856
		9,877,632
Media – 2.01%
*Cinemark Holdings	21,533	450,470
†Knology	36,550	651,686
National CineMedia	29,050	462,186
		1,564,342
Real Estate – 6.55%
DCT Industrial Trust	93,600	529,776
DuPont Fabros Technology	23,100	528,990
EastGroup Properties	14,200	684,298
Entertainment Properties Trust	13,700	623,350
Home Properties	12,510	720,951
LaSalle Hotel Properties	25,900	691,012
Sovran Self Storage	15,630	742,582
Tanger Factory Outlet Centers	19,300	565,104
		5,086,063
Technology – 17.71%
ADTRAN	19,800	697,950
*†Amkor Technology	89,600	572,544
†Anixter International	10,150	705,830
†Applied Micro Circuits	69,500	471,210
*†Cirrus Logic	21,500	506,970
†comScore	18,600	409,014
†EPAM Systems	15,421	217,590
†ExlService Holdings	11,290	314,088
†FARO Technologies	12,490	692,695
†IXYS	38,600	460,498
j2 Global	22,300	659,411
*†KEYW Holding	29,182	207,192
†Liquidity Services	12,200	527,650
†LogMeIn	16,077	592,598
†Netgear	11,910	447,459
†OpenTable	6,600	320,100
Plantronics	15,000	559,500
†Progress Software	23,825	552,502
*†QuinStreet	33,700	352,165
†RPX	11,659	196,454
†Semtech	18,700	536,877
†SolarWinds	13,280	494,813
*†SS&C Technologies Holdings	33,132	686,495
*†Synaptics	9,920	364,560
Syntel	7,000	358,400
†ValueClick	31,030	645,424
†ViaSat	10,230	471,910
†Vocus	29,450	398,459
†WNS Holdings ADR	30,698	337,985
		13,758,343
Transportation – 1.06%
†HUB Group Class A	23,070	821,984
		821,984
Utilities – 1.81%
Cleco	16,000	615,680
NorthWestern	10,800	375,084
UIL Holdings	11,816	416,514
		1,407,278
Total Common Stock (cost $60,281,054)		75,377,781

	Principal
	Amount
Short-Term Investments – 4.52%
≠Discount Notes – 0.48%
Fannie Mae 0.01% 3/7/12	$ 133,913	133,913
Federal Home Loan Bank 0.02% 3/21/12	236,618	236,617
		370,530
Repurchase Agreements – 3.61%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $442,613
(collateralized by U.S. Government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $451,463)	442,611	442,611

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $2,360,398
(collateralized by U.S. Government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $2,407,597)	2,360,389	2,360,389
		2,803,000

U.S. Treasury Obligation – 0.43%
U.S. Treasury Bill 0.016% 3/1/12	338,589	338,589
		338,589
Total Short-Term Investments (cost $3,512,118)		3,512,119

Total Value of Securities Before Securities Lending Collateral – 101.54%
(cost $63,793,172)		78,889,900

	Number of
	Shares
**Securities Lending Collateral – 0.22%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	98,268	95,477
Delaware Investments Collateral Fund No. 1	78,344	78,344
@†Mellon GSL Reinvestment Trust II	203,386	0
Total Securities Lending Collateral (cost $379,998)		173,821

Total Value of Securities – 101.76%
(cost $64,173,170)		79,063,721 ©
**Obligation to Return Securities Lending Collateral – (0.49%)		(379,998)
Other Liabilities Net of Receivables and Other Assets – (1.27%)		(989,375)
Net Assets Applicable to 5,873,833 Shares Outstanding – 100.00%		$77,694,348

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $500,318, which represented 0.64% of the Fund’s net assets. See Note 4 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes" for additional information on securities lending collateral.
©Includes $364,837 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 29, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$65,604,411
Aggregate unrealized appreciation	$17,085,193
Aggregate unrealized depreciation	(3,625,883)
Net unrealized appreciation	$13,459,310

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $12,529,273 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $2,895,120 expires in 2016 and $9,634,153 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$75,377,781	$-	$-	$75,377,781
Short-Term Investments	-	3,512,119	-	3,512,119
Securities Lending Collateral	-	173,821	-	173,821
Total	$75,377,781	$3,685,940	$-	$79,063,721

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation (depreciation).

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of securities on loan was $364,837, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $173,821. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 29, 2012. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 29, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule on investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Value Fund

February 29, 2012

	Number of
	Shares	Value
Common Stock – 95.79%
Basic Industry – 9.52%
Albemarle	313,800	$20,873,976
Cytec Industries	152,300	9,055,758
†Ferro	853,100	4,734,705
FMC	116,200	11,500,314
Glatfelter	237,500	3,707,375
Kaiser Aluminum	140,927	6,812,411
Valspar	215,000	9,965,250
		66,649,789
Business Services – 1.44%
Brink's	166,400	4,201,600
United Stationers	172,218	5,001,211
Viad	44,500	865,970
		10,068,781
Capital Spending – 9.84%
Actuant Class A	293,600	8,270,712
†Altra Holdings	386,300	7,528,987
Chicago Bridge & Iron	246,700	11,476,484
Gardner Denver	136,400	9,367,952
Regal Beloit	173,700	11,724,750
*†United Rentals	492,600	20,531,568
		68,900,453
Consumer Cyclical – 1.82%
*Autoliv	84,800	5,647,680
Knoll	252,300	3,890,466
†Meritage Homes	123,100	3,187,059
		12,725,205
Consumer Services – 14.91%
†Big Lots	192,300	8,432,355
Brinker International	196,300	5,415,917
Cato Class A	201,400	5,459,954
CEC Entertainment	171,100	6,529,176
†Cheesecake Factory	195,000	5,779,800
*†Children's Place Retail Stores	101,700	5,161,275
†Collective Brands	299,700	5,400,594
Finish Line Class A	282,900	6,503,871
†Genesco	94,000	6,405,160
†Jack in the Box	223,200	5,323,320
Men's Wearhouse	227,000	8,791,710
*Meredith	145,300	4,780,370
PETsMART	146,500	8,165,910
Rent-A-Center	177,200	6,276,424
Stage Stores	289,200	4,323,540
†Warnaco Group	79,800	4,685,058
Wolverine World Wide	182,150	6,947,201
		104,381,635
Consumer Staples – 1.22%
Ruddick	208,800	8,552,448
		8,552,448
Energy – 8.08%
†Forest Oil	345,900	4,472,487
†Helix Energy Solutions Group	499,100	9,602,684
†Lone Pine Resources	543,006	4,034,535
Patterson-UTI Energy	417,000	8,098,140
Southwest Gas	238,300	10,163,495
†Whiting Petroleum	344,300	20,189,752
		56,561,093
Financial Services – 19.42%
Bank of Hawaii	218,300	10,041,800
Berkley (W.R.)	119,300	4,264,975
Boston Private Financial Holdings	553,500	5,274,855
Comerica	79,255	2,353,081
Community Bank System	331,400	9,053,848
CVB Financial	239,400	2,578,338
East West Bancorp	682,123	15,088,560
First Financial Bancorp	415,100	6,795,187
First Midwest Bancorp	295,000	3,410,200
Hancock Holding	295,600	10,035,620
@Independent Bank	287,500	7,903,375
@Infinity Property & Casualty	215,800	11,832,314
@NBT Bancorp	443,900	9,681,459
Platinum Underwriters Holdings	320,700	11,404,092

S&T Bancorp	174,200	3,694,782
Selective Insurance Group	562,600	9,665,468
StanCorp Financial Group	89,400	3,554,544
Univest Corp. of Pennsylvania	32,300	510,340
Validus Holdings	161,584	4,926,696
WesBanco	201,800	3,935,100
		136,004,634
Healthcare – 5.68%
Cooper	81,400	6,469,672
†Haemonetics	84,400	5,657,332
Owens & Minor	197,100	5,905,116
Service Corp. International	714,700	8,104,698
Teleflex	90,700	5,375,789
Universal Health Services Class B	185,300	8,266,233
		39,778,840
Real Estate – 3.34%
Brandywine Realty Trust	385,037	4,162,250
Education Realty Trust	387,000	3,978,360
Government Properties Income Trust	131,800	3,074,894
Highwoods Properties	175,000	5,600,000
Washington Real Estate Investment Trust	220,900	6,543,058
		23,358,562
Technology – 15.12%
Black Box	136,513	3,674,930
†Brocade Communications Systems	1,423,300	8,226,674
†Cirrus Logic	474,100	11,179,278
†Compuware	1,096,900	9,883,069
†Electronics for Imaging	249,900	3,988,404
†NetScout Systems	123,700	2,626,151
†ON Semiconductor	1,013,900	9,196,073
†Parametric Technology	468,000	12,495,600
†Premiere Global Services	599,150	5,182,648
@QAD Class A	90,160	1,230,684
@QAD Class B	22,540	312,743
†RF Micro Devices	1,026,900	4,898,313
†Synopsys	461,000	14,046,669
*†Tech Data	156,200	8,353,576
†Vishay Intertechnology	863,500	10,586,510
		105,881,322
Transportation – 2.76%
Alexander & Baldwin	215,500	10,001,355
†Kirby	95,800	6,573,796
†Saia	169,300	2,761,283
		19,336,434
Utilities – 2.64%
Black Hills	109,900	3,609,116
El Paso Electric	264,200	8,647,266
NorthWestern	179,100	6,220,143
		18,476,525
Total Common Stock (cost $509,483,551)		670,675,721

	Principal
	Amount
Short-Term Investments – 3.22%
≠Discount Notes – 0.38%
Fannie Mae 0.01% 3/7/12	$1,303,975	1,303,972
Federal Home Loan Bank 0.02% 3/21/12	1,357,260	1,357,252
		2,661,224
Repurchase Agreements – 2.20%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $2,435,238
(collateralized by U.S. government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $2,483,933)	2,435,228	2,435,228

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $12,986,822
(collateralized by U.S. government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $13,246,507)	12,986,772	12,986,772
		15,422,000
≠U.S. Treasury Obligation – 0.64%
U.S. Treasury Bill 0.016% 3/1/12	4,441,107	4,441,107
		4,441,107
Total Short-Term Investments (cost $22,524,324)		22,524,331

Total Value of Securities Before Securities Lending Collateral – 99.01%
(cost $532,007,875)		693,200,052

	Number of
	Shares
**Securities Lending Collateral – 0.06%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	290,848	282,588
Delaware Investments Collateral Fund No. 1	173,750	173,750
†@Mellon GSL Reinvestment Trust II	372,296	0
Total Securities Lending Collateral (cost $836,894)		456,338

Total Value of Securities – 99.07%
(cost $532,844,769)	693,656,390	©
**Obligation to Return Securities Lending Collateral – (0.12%)	(836,894)
Receivables and Other Assets Net of Other Liabilities – 1.05%	7,334,012
Net Assets Applicable to 17,681,806 Shares Outstanding – 100.00%	$700,153,508

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $30,960,575, which represented 4.42% of the Fund’s net assets. See Note 4 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes” for additional information on securities lending collateral.
©Includes $808,087 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 29, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At February 29, 2012 the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$533,009,986
Aggregate unrealized appreciation	$174,051,112
Aggregate unrealized depreciation	(13,404,708)
Net unrealized appreciation	$160,646,404

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$670,675,721	$-	$-	$670,675,721
Short-Term Investments	-	22,524,331	-	22,524,331
Securities Lending Collateral	-	456,338	-	456,338
Total	$670,675,721	$22,980,669	$-	$693,656,390

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation (depreciation).

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of securities on loan was $808,087, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $456,338. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 29, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 29, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: